SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
               Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: December 11, 2002

                          Corgenix Medical Corporation
             (Exact Name of registrant as specified in its charter)


       Colorado             000-24541            93-1223466
   (State or other       Commission File      I.R.S. Employer
   jurisdiction of           Number)        Identification No.)
    incorporation)

12061 Tejon St.
Westminster, Colorado 80234
(Address, including zip code, of principal executive offices)

(303) 457-4345
(Registrant's telephone number including area code)

Item 7.         Financial Statements and Exhibits

(c) Exhibits.

      No.  Description

99.1 Shareholder presentation materials of the President of Corgenix Medical Corporation used on December 11, 2002.

Item 9.         Regulation FD Disclosure

      On December 11, 2002, Corgenix Medical Corporation management met with shareholders at its' annual shareholders meeting. A copy of the presentation materials of the company's President used at that meeting is filed as Exhibit
99.1 hereto.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      DATED, this 11th day of December, 2002.

                                    Corgenix Medical Corporation
                                    By:  /s/ Douglass T. Simpson
                                           Douglass T. Simpson
                                           President

                                  EXHIBIT 99.1

Slide 1. Plan for year 2002

o Grow revenues 20% to $5.1 million with 7% net income o Continuous sales growth and positive operating income quarterly o Continue with successful cash management and cost control procedures o Launch Corgenix On-Line for base business o Obtain FDA clearance from HA rheumatology use; complete clinical studies and submit application for live disease use


   Slide 2. Plan for year 2002

o     Add additional strategic relationships
o Pass FDA audit; obtain ISO 9001 re-certification and certification for EN 46001 and ISO 13485
o     Obtain shareholder approval for RSS
o Consummate acquisition of product line, division or company synergistic with our company
o Continue fundraising, strategic relationship efforts and investor relations activities
o     Expand and strengthen Board of Directors


   Slide3. Plan/Results for year 2002

o Grow revenues 20% to $5.1 million with 7% net income - revenues grew 13% to $4.9 m; earnings of 2.2% from core diagnostic business operations (before abandoning consumer healthcare business) o
o     Continuous sales growth and positive operating income quarterly
                 Revenue             net income (loss)
o     1Q         up 26.7%               $98K
o     2Q         up 8.1%               ($33K)
o     3Q         up 11.9%                ($7K)
o     4Q         up 14.8%             $10  ($572)
o Continue with successful cash management and cost control procedures - ongoing
o     Launch Corgenix On-Line for base business - launched 2Q03


   Slide 4. Plan/Results for year 2002

o Obtain FDA clearance from HA rheumatology use; complete clinical studies and submit application for live disease use - decision to postpone rheumatology application and focus on liver indication; still in discussion with FDA regarding clinical study protocol
o Add additional strategic relationships - established strategic relationship with MBL for autoimmune disease; began collaboration with Genesis Bioventures for breast cancer diagnostics; expanded other strategic relationships
o Pass FDA audit; obtain ISO 9001 re-certification and certification for EN 46001 and ISO 13485 - FDA inspection still delayed; ISO 9001, EN 46001 and ISO 13485 successfully certified

   Slide 5. Plan/Results for year 2002

o Obtain shareholder approval for RSS - shareholder approval obtained; implemented 3Q
o Consummate acquisition of product line, division or company synergistic with our company - not achieved; acquisition of Affinity called off
o Continue fundraising, strategic relationship efforts and investor relations activities - closed private placement strategic investment with MBL July 1, 2002
o Expand and strengthen Board of Directors - expanded to 4 in 2Q; expanding to 5 at current meeting

   Slide 6.  Additional Accomplishments in 2002

o     Began worldwide introduction of Corgenix HA product
o Demonstrated advancement with several important joint development programs
o Established additional strategic relationships with unique technologies for future collaboration, development and commercialization
o Made significant advance in preparation for CE marking of Corgenix products for EU
o Expanded and strengthened worldwide distribution network and OEM partnership strategies
o     Initiated strategic relationship with MBL

   Slide 7. Disappointments in 2002

o Revenue showed slight shortfall from plan o Consumer business never met expectations o Net loss (due to abandonment of consumer business) o Stock price and trading volume unacceptable
o Reverse stock split had no favorable impact on stock price o Continuing disappointing performance of outside investor relations firms o Did not consummate Affinity Biologicals acquisition o Slower than expected growth of HA market worldwide o Delays in obtaining initial HA clearance by FDA

   Slide 8.  Plan for 2003

o     Grow revenues 14% to $5.6 million with 3-4% net income
o     Continuous sales growth and positive operating income
o     Continue with successful cash management and cost control procedures
o     Prepare for listing on NASD BBX exchange
o     Pass FDA inspection if scheduled
o     Begin clinical trials for HA liver application
o     Maintain growth momentum in development of worldwide HA business
o     Commence 1-2 new strategic partnerships

   Slide 9.  Plan for 2003

o Expand Vascular Disease product line with several important products by inbound OEM
o Complete product development, submit and obtain to the FDA for one new vascular disease test
o Complete development and submit two new antiphospholipid tests to the FDA o Expand international business base, particularly China o Commence clinical studies of new antiphospholipid technology licensed from Japan
o     Increase financial community awareness of our company and stock
o Continue to look for strategic acquisitions of product lines, divisions, subsidiaries and companies

   Slide 10.  Review of 2003 - Year to Date

o First quarter showed record sales growth and profitability; on track to meet quarterly and financial goals
o     Worldwide launch of HA product progressing
o     Extended R&D agreement with major biotech partner
o Secured technology agreement with Japanese researcher; opens long-term opportunities for new product development
o Established relationship with Ascendiant Capital Group; may open doors for Corgenix into China
o     Corgenix named one of 50 fastest growing companies in Colorado
o     First Corgenix products CE marked


   Slide 11.  Summary

o     2002
      - Solid year for growth
      - Operations restructured for future
o     2003
      - Growth rate will continue
      - Important relationships bringing significant opportunities